                                                                   EXHIBIT 10.3






                          SALE AND SERVICING AGREEMENT


                                     among


                       FIRST MERCHANTS AUTO TRUST 1997-2,
                                    Issuer,


                FIRST MERCHANTS AUTO RECEIVABLES CORPORATION II,
                                    Seller,


                    FIRST MERCHANTS ACCEPTANCE CORPORATION,
                          Originator and Sub-Servicer,


                              LSI FINANCIAL GROUP,
                                    Servicer

                                      and

                         HARRIS TRUST AND SAVINGS BANK,
                Indenture Trustee, Backup Servicer and Custodian



                            Dated as of June 1, 1997

                               TABLE OF CONTENTS


                                   ARTICLE I

                                  Definitions


                                                                                                   Page

SECTION 1.01.  Definitions                                                                           1
SECTION 1.02.  Other Definitional Provisions                                                        22


                                   ARTICLE II

                           Conveyance of Receivables

SECTION 2.01.  Conveyance of Receivables                                                            23

                                  ARTICLE III

                                The Receivables

SECTION 3.01.  Representations and Warranties of First Merchants                                    24
SECTION 3.02.  Representations and Warranties of the Seller                                         24
SECTION 3.03.  Repurchase upon Breach                                                               25
SECTION 3.04.  Custody of Receivable Files and Legal Files                                          25
SECTION 3.05.  Duties of Servicer as Custodian                                                      27
SECTION 3.06.  Instructions; Authority to Act                                                       28
SECTION 3.07.  Servicer's and Custodian's Indemnification and Liability                             28
SECTION 3.08.  Effective Period and Termination                                                     29

                                   ARTICLE IV

                  Administration and Servicing of Receivables
SECTION 4.01.  Duties of Servicer                                                                   30
SECTION 4.02.  Collection and Receivable Payments; Modifications of
                     Receivables                                                                    31
SECTION 4.03.  Realization upon Receivables                                                         32
SECTION 4.04.  Physical Damage Insurance                                                            32
SECTION 4.05.  Maintenance of Security Interests in Financed Vehicles                               32
SECTION 4.06.  Covenants of Servicer                                                                33
SECTION 4.07.  Purchase of Receivables upon Breach                                                  34
SECTION 4.08.  Servicing Fee                                                                        34
SECTION 4.09.  Servicer's Certificate                                                               34
SECTION 4.10.  Annual Statement as to Compliance; Notice of Servicer
                     Termination Event                                                              35
SECTION 4.11.  Annual Independent Accountants' Report                                               35
SECTION 4.12.  Access to Certain Documentation and Information
                     Regarding Receivables                                                          36
SECTION 4.13.  Monthly Tape                                                                         36

SECTION 4.14.  Retention and Termination of Servicer                                                37
SECTION 4.15.  Fidelity Bond                                                                        37
SECTION 4.16.  Duties of the Sub-Servicer                                                           37


                                   ARTICLE V

                Distributions; Spread Account; Reserve Account;
                Statements to Certificateholders and Noteholders

SECTION 5.01.  Lock-box Account                                                                     38
SECTION 5.02.  Accounts                                                                             38
SECTION 5.03.  Application of Collections                                                           41
SECTION 5.04.  Purchase Amounts                                                                     41
SECTION 5.05.  Transfers from the Spread Account and the Reserve
                     Account                                                                        41
SECTION 5.06.  Distributions                                                                        42
SECTION 5.07.  Claims Upon the Policy; Policy Payments Account                                      44
SECTION 5.08.  Notices to the Note Insurer                                                          45
SECTION 5.09.  Rights in Respect of Insolvency Proceedings                                          45
SECTION 5.10.  Effect of Payments by the Note Insurer; Subrogation                                  46
SECTION 5.11.  Statements to Securityholders                                                        47

                                   ARTICLE VI

                                   The Seller

SECTION 6.01.  Representations of Seller                                                            49
SECTION 6.02.  Corporate Existence                                                                  50
SECTION 6.03.  Liability of Seller; Indemnities                                                     50
SECTION 6.04.  Merger or Consolidation of, or Assumption of the
                     Obligations of, Seller                                                         50
SECTION 6.05.  Limitation on Liability of Seller and Others                                         51
SECTION 6.06.  Seller May Own Securities                                                            51

                                  ARTICLE VII

                                  The Servicer
SECTION 7.01.  Representations of Servicer                                                          51
SECTION 7.02.  Indemnities of Servicer                                                              53
SECTION 7.03.  Merger or Consolidation of, or Assumption of the
                     Obligations of, Servicer                                                       54
SECTION 7.04.  Limitation on Liability of Servicer, Backup Servicer and
                     Others                                                                         55
SECTION 7.05.  Appointment of Sub-servicer                                                          56
SECTION 7.06.  Servicer and Backup Servicer Not to Resign                                           56



                                  ARTICLE VIII

                                    Default

SECTION 8.01.  Servicer Termination Events                                                          57
SECTION 8.02.  Consequences of a Servicer Termination Event                                         58
SECTION 8.03.  Appointment of Successor                                                             58
SECTION 8.04.  Notification to Noteholders and Certificateholders                                   59
SECTION 8.05.  Waiver of Past Defaults                                                              59

                                   ARTICLE IX

                                  Termination

SECTION 9.01.  Optional Purchase of All Receivables; Optional Redemption
                     on Notes                                                                       60

                                   ARTICLE X

                                 Miscellaneous

SECTION 10.01.  Amendment                                                                           60
SECTION 10.02.  Protection of Title to Trust                                                        61
SECTION 10.03.  Notices                                                                             63
SECTION 10.04.  Assignment by the Seller or the Servicer                                            64
SECTION 10.05.  Limitations on Rights of Others                                                     64
SECTION 10.06.  Severability                                                                        64
SECTION 10.07.  Separate Counterparts                                                               64
SECTION 10.08.  Headings                                                                            64
SECTION 10.09.  Governing Law                                                                       64
SECTION 10.10.  Assignment by Issuer                                                                64
SECTION 10.11.  Nonpetition Covenants                                                               64
SECTION 10.12.  Limitation of Liability of Owner Trustee and Indenture
                     Trustee                                                                        65
SECTION 10.13.  Originator Payment Obligation                                                       65
SECTION 10.14.  Insurer Default                                                                     66


SCHEDULE A Schedule of Receivables
SCHEDULE B Location of Receivable Files and Legal Files
SCHEDULE C Documentation Checklist
SCHEDULE D Backup Servicer Fee
SCHEDULE E Deficiency Fee
SCHEDULE F Indenture Trustee Fee
SCHEDULE G Owner Trustee Fee

EXHIBIT A Representations and Warranties of First Merchants
EXHIBIT B Form of Distribution Date Statement to Securityholders
EXHIBIT C Form of Servicer's Certificate
EXHIBIT D Form of Policy

EXHIBIT E Custodian Fee Letter
EXHIBIT F Form of Request for Release

    SALE AND SERVICING AGREEMENT dated as of June 1, 1997, among FIRST MERCHANTS AUTO TRUST 1997-2, a Delaware business trust (the "Issuer"), FIRST MERCHANTS AUTO RECEIVABLES CORPORATION II, a Delaware corporation (the "Seller"), FIRST MERCHANTS ACCEPTANCE CORPORATION, a Delaware corporation, as originator (in such capacity, the "Originator") and as sub-servicer (in such capacity, the "Sub-servicer"), LSI Financial Group, a California corporation (the "Servicer"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as indenture trustee (in such capacity, the "Indenture Trustee"), as backup servicer (in such capacity, the "Backup Servicer") and as custodian (in such capacity, the "Custodian").


     WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts generated by First Merchants Acceptance Corporation in the ordinary course of business and sold by First Merchants Acceptance Corporation to the Seller;


     WHEREAS the Seller is willing to sell such receivables to the Issuer; and

     WHEREAS the Servicer is willing to service such receivables.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     SECTION 1.01. Definitions Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

     "Backup Servicer" means Harris Trust and Savings Bank or its successor in interest pursuant to Section 7.03 or such other Person as shall have been appointed as Backup Servicer pursuant to Section 8.03(b).

     "Backup Servicer Fee" means, with respect to any Distribution Date, the fee set forth on Schedule D.

     "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Note Depository Agreement, the Spread Account Agreement, the Policy, the Insurance Agreement, the Indemnification Agreement, the Premium Letter, the Sub-servicing Agreement and other documents and certificates delivered in connection therewith.

     "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which commercial banking institutions in Little Rock, Arkansas, Memphis, Tennessee, New York, New York, Chicago, Illinois or any other city in which the corporate trust office of the Indenture Trustee is located are authorized or required by law, executive order or governmental decree to be closed.

     "Certificate Balance" equals the Initial Certificate Balance reduced by all amounts allocable to principal (including, without limitation, any Certificateholders' Additional Principal Distribution Amount) previously distributed to Certificateholders.

     "Certificate Balance Floor" means, with respect to any Distribution Date
(a) while the Notes are outstanding, an amount equal to the product of the Pool Factor and the Certificate Balance as of the Closing Date and (b) after the Notes have been paid in full, zero.

     "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

     "Certificate Final Scheduled Distribution Date" means the November 15, 2002 Distribution Date.

     "Certificate Pool Factor" means, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificate Sale Date" means the earlier of (a) the date the Reserve Account Initial Deposit is deposited in the Reserve Account and (b) the earliest date on which any Trust Certificate is sold to an investor (except GCM or an affiliate thereof).

     "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

     "Certificateholders' Additional Principal Distribution Amount" means, with respect to any Distribution Date to and including the Distribution Date on which the Certificate Balance is reduced to zero, the Reserve Account Release Amount for such Distribution Date; provided, however, that the Certificateholders' Additional Principal Distribution Amount for any Distribution Date shall not exceed the amount necessary to reduce the Certificate Balance to the Certificate Balance Floor for such Distribution Date.

     "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date after the first Distribution Date, the amount, if any, by which the sum of the Certificateholders' Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Certificateholders on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for the related Interest Accrual Period; provided that, notwithstanding anything to the contrary, for each Distribution Date until the Distribution Date after the Distribution Date following the Certificate Sale Date, the Certificateholders' Interest Carryover Shortfall shall not include the component thereof which represents interest on unpaid Certificateholders' Monthly Interest Distributable Amounts.

     "Certificateholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Agreement and the Basic Documents.

     "Certificateholders' Monthly Interest Distributable Amount" means (i) with respect to the first Distribution Date, interest accrued on the Certificates for the related Interest Accrual Period at the Pass-Through Rate on the Certificate Balance on the Closing Date and (ii) with respect to any Distribution Date after the first Distribution Date, interest accrued on the Certificates for the related Interest Accrual Period at the Pass-Through Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal to the Certificateholders on or prior to such preceding Distribution Date; provided that, until the first Distribution Date on or after the Certificate Sale Date, the Certificateholders' Monthly Interest Distributable Amount shall accrue as provided herein but shall be payable only to the extent funds are available therefore pursuant to Section 5.06(b)(8) (after giving effect to the distributions in clauses (1) through (7) of Section 5.06(b)).

     "Certificateholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date (i) prior to the Distribution Date on which the Notes are paid in full, zero, and (ii) on or after the Distribution Date on which the Notes are paid in full, 100% of the Regular Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes).

     "Certificateholders' Principal Carryover Shortfall" means, with respect to any Distribution Date after the first Distribution Date, the amount, if any, by which the sum of the Certificateholders' Monthly Principal Distributable Amount for the immediately preceding

Distribution Date and any outstanding Certificateholders' Principal Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of principal (other than any amount in respect of Certificateholders' Additional Principal Distribution Amount for such Distribution Date) actually deposited in the Certificate Distribution Account on such preceding Distribution Date.

     "Certificateholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall for such Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed
the Certificate Balance.   In addition, on the Certificate Final Scheduled
Distribution Date, the principal required to be included in the Certificateholders' Principal Distributable Amount will include the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Certificates" means the Trust Certificates (as defined in the Trust Agreement).

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.02(c).

     "Collection Period" means, with respect to any Distribution Date, the calendar month preceding such Distribution Date. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections and (2) all distributions to be made on the following Distribution Date.

     "Contract" means a motor vehicle retail installment sale contract and any dealer assignment thereof.

     "Controlling Party" means (i) as long as the Policy is in effect and no
Note Insurer Default has occurred and is continuing, the Note Insurer, (ii) if a Note Insurer Default has occurred and is continuing or the Policy is otherwise no longer in effect, the Indenture Trustee for the benefit of the Noteholders and (iii) if the Notes have been paid in full and there are no amounts owed to the Note Insurer under the Policy, the Owner Trustee for the benefit of the Certificateholders.

     "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Harris Trust and Savings Bank, 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Indenture Trust Administration; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders and the Seller).

     "Cram Down Loss" means any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable (other than a Liquidated Receivable) or otherwise modifies or restructures the Obligor's Scheduled Payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the Principal Balance (without giving effect to clause (2) of the definition thereof) of the Receivable immediately prior to such order over (ii) the Principal Balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

     "Credit Enhancement Fee" means, with respect to the Certificate Final Scheduled Distribution Date, the fee paid to the Seller, upon the terms and subject to the conditions set forth in the Spread Account Agreement, in consideration of the pledge by the Seller of certain of its assets pursuant to the Spread Account Agreement. The Credit Enhancement Fee shall be in an amount on the Certificate Final Scheduled Distribution Date equal to the funds remaining in the Collection Account and the Reserve Account on such date after the distribution by the Indenture Trustee of all amounts required pursuant to clauses (1) through (11) of Section 5.06(b).

     "Custodian" means Harris Trust and Savings Bank and its successors in interest, when acting in its capacity as Custodian under this Agreement.

     "Custodian Fee" means, with respect to any Distribution Date, the fee set forth in the letter dated May 23, 1997, attached hereto as Exhibit E.

     "Cutoff Date" means June 1, 1997.

     "Dealer" means the dealer or other entity who sold a Financed Vehicle and who originated the related Receivable and assigned it to (x) First Merchants,
(y) Magna or (z) any other Person approved by First Merchants, pursuant to a Dealer Agreement.

     "Dealer Agreement" means (a) an agreement between First Merchants and a Dealer pursuant to which such Dealer sells Contracts to First Merchants or (b) collectively, (i) an agreement between (x) Magna or (y) an affiliate of First Merchants and a Dealer pursuant to which such Dealer sells Receivables to Magna or such affiliate of First Merchants, as the case may be, and (ii) an agreement between (x) Magna or (y) an affiliate of First Merchants and First Merchants pursuant to which Magna or such affiliate of First Merchants, as the case may be, sells Receivables to First Merchants (or otherwise assigns Receivables to First Merchants' designee).

     "Defaulted Receivable" means a Receivable with respect to which any of the following shall have occurred: (i) a payment under the related Contract is 120 or more days (or, if the related Obligor is a debtor under Chapter 13 of the U.S. Bankruptcy Code, 180 or more days) delinquent, (ii) the related Financed Vehicle has been repossessed or (iii) the Servicer has determined in good faith that payments under the related Contract are not likely to be resumed.

     "Deficiency Claim Date" means, with respect to each Distribution Date, the third Business Day preceding such Distribution Date.

     "Deficiency Fee" means, with respect to any Collection Period, the fee set forth on Schedule E.

     "Delivery" when used with respect to Trust Account Property means:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the
    UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

         (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     "Determination Date" means, with respect to each Distribution Date, the earlier of (i) the eighth calendar day of the month in which such Distribution Date occurs (or if such eighth day is not a Business Day, the next succeeding Business Day) and (ii) the fifth Business Day preceding such Distribution Date.

     "Distribution Date" means, with respect to each Collection Period, the fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on July 15, 1997.

     "Eligible Deposit Account" means wither (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee, the Owner Trustee or The Chase Manhattan Bank so long as it shall be Paying Agent under the

Trust Agreement or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and A1 or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee, the Owner Trustee or The Chase Manhattan Bank may be considered an Eligible Institution for the purposes of clause (b) of this definition.

     "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

         (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

         (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

         (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

         (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

         (g) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above (except that the rating referred to in the proviso in such clause (b) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under
    Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "rated broker/dealer"), (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

              (A) the aggregate amount of funds invested in repurchase obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then Outstanding Amount of the Notes and the Certificate Balance (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

              (B) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

              (C) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

              (D) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;

              (E) the repurchase obligation shall require that the collateral subject thereto shall be marked to market daily;

              (F) in the case of a repurchase obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

                   (i) the Indenture Trustee or the Issuer, as applicable,
              shall have received an opinion of counsel (which may be in-house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                   (ii) the Indenture Trustee or the Issuer, as applicable,
              shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

                   (iii) the only conditions to the obligation of such Rated
              Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                   (iv) the guarantee of the Rated Holding Company shall be
              irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company;

                   (v) each of Standard & Poor's and Moody's has confirmed in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee will not result in the downgrade or withdrawal of the ratings assigned to the Notes or result in an increased capital charge to the Note Insurer;

              (G) the repurchase obligation shall require that the repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation; and

         (h) any other investment with respect to which the Issuer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment will not result in a withdrawal or downgrading of the ratings on the Notes or Certificates or result in an increased capital charge to the Note Insurer.

     "Eligible Servicer" means First Merchants, LSI, the Backup Servicer, any other Person which at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $100,000,000, or any other Person which at the time of its appointment as Servicer is acceptable to the Note Insurer, the Backup Servicer and the Rating Agencies (in each case, as evidenced by their prior written consent).

     "Endorsement" shall have the meaning specified in the Policy.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Financed Vehicle" means an automobile, light-duty truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "First Merchants" means First Merchants Acceptance Corporation, a Delaware corporation, and its successors.

     "Fiscal Agent" shall have the meaning specified in the Policy.

     "FMARC II" means First Merchants Auto Receivables Corporation II, a Delaware corporation, and its successors.

     "GCM" means Greenwich Capital Markets, Inc. The address of GCM is 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Bruce Katz (facsimile no. (203) 629-4640).

     "Guaranteed Noteholders' Principal Distributable Amount" means, with respect to each Distribution Date, an amount equal to the product of 88.002211% and the Noteholders' Principal Distributable Amount for such Distribution Date. In addition, on the Note Final Scheduled Distribution Date, the Guaranteed Noteholders' Principal Distributable Amount shall include the amount necessary to reduce the Outstanding Amount of the Notes to zero.

     "Guaranteed Payment" means, with respect to each Distribution Date, an amount equal to the Noteholders' Interest Distributable Amount plus the Guaranteed Noteholders' Principal Distributable Amount.

     "Holder" means "Noteholder" in connection with the Notes and "Certificateholder" in connection with the Certificates.

     "Indenture" means the Indenture dated as of June 1, 1997, between the Issuer and the Indenture Trustee.

     "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

     "Indenture Trustee Fee" means, with respect to any Distribution Date, the fee set forth on Schedule F.

     "Initial Certificate Balance" means $8,582,293.55.

     "Initial Lockbox Account" shall have the meaning specified in Section
5.02.

     "Initial Pool Balance" means $71,532,293.55.

     "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Agreement" means the Insurance and Indemnity Agreement dated as of June 1, 1997 among the Note Insurer, the Issuer, First Merchants and the Seller.

     "Insurance Agreement Event of Default" means any Event of Default, as defined in the Insurance Agreement.

     "Interest Accrual Period" means, with respect to any Distribution Date, the period from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Cutoff Date) to and including the 14th day of the calendar month in which such Distribution Date occurs.

     "Interest Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the

Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables allocable to interest, (b) Liquidation Proceeds with respect to the Receivables to the extent allocable to interest due thereon in accordance with the Servicer's customary servicing procedures, (c) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (d) that portion of all collections on Receivables allocable to extension fees, (e Investment Earnings for the related Distribution Date, (f) Recoveries for such Collection Period to the extent allocable to interest and
(g) with respect to each Rule of 78s Receivable that is prepaid in full during the related Collection Period, all collections on such Rule of 78s Receivable in excess of the outstanding principal balance of such Rule of 78s Receivable and accrued interest thereon (calculated pursuant to the actuarial method); provided, however, that in calculating the Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds and Recoveries) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period.


     "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.02(b).

     "Issuer" means First Merchants Auto Trust 1997-2.

     "Legal Files" means, with respect to each Receivable, the following documents held by the Custodian pursuant to Section 3.04(a): the fully executed original of such Receivable with fully executed assignment from the related Dealer to First Merchants (and any intervening assignments) (together with any agreements modifying the Receivable, including, without limitation, any extension agreements), a fully executed assignment in blank from First Merchants and the fully executed Lien Certificate (if such Lien Certificate has been issued by the relevant state motor vehicle authority).

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "Liquidated Receivable" means any Receivable or with respect to which any of the following shall have occurred: (i) the related Financed Vehicle has been repossessed for 90 days or more, (ii) such Receivable is a Defaulted Receivable with respect to which the Servicer has determined in good faith that all amounts it expects to recover have been received or (iii) a payment under the related Contract is 150 or more days (or, if the related Obligor is a debtor under Chapter 13 of the U.S. Bankruptcy Code, 210 or more days) delinquent.

     "Liquidation Proceeds" means, with respect to any Liquidated Receivable, the moneys collected in respect thereof, from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts reasonably expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

     "Local Collection Account" shall have the meaning provided in Section
5.02.

     "Local Collection Account Processing Agreement" means the Local Collection Account Processing Agreement dated as of June 20, 1997, between the Paying Agent, the Sub-servicer and Harris Trust and Savings Bank, not in its individual capacity, but solely in the capacities identified therein, as the same may be amended, supplemented or otherwise modified pursuant to the terms thereof.

     "Lockbox Account" shall have the meaning specified in Section 5.01.

     "Lockbox Agreement" means the agreement between First Tennessee, National Association and the Indenture Trustee and any other instrument or agreement relating to the Lockbox Account, in form and substance acceptable to (a) the
Note Insurer, (b) if a Note Insurer Default shall have occurred and be continuing, to the Holders of a majority of the Outstanding Amount of the Notes or (c) if the Notes have been paid in full and the Note Insurer has been paid all amounts owed to it under the Insurance Agreement, to Certificateholders holding in aggregate Certificates evidencing a majority of the Certificate Balance.

     "Lockbox Bank" means First Tennessee, National Association or any other depository institution named by the Servicer and, (a) so long as a Note Insurer Default shall not have occurred and be continuing, acceptable to the Note Insurer, (b) if a Note Insurer Default shall have occurred and be continuing, to the Holders of a majority of the Outstanding Amount of the Notes or (c) if the Notes have been paid in full and the Note Insurer has been paid all amounts owed to it under the Insurance Agreement, to Certificateholders holding in aggregate Certificates evidencing a majority of the Certificate Balance.

     "LSI" means LSI Financial Group, a California corporation and its successors in interest.

     "Magna" means Magna Bank of St. Louis, a Missouri banking corporation, and its successors and assigns.

     "Master Spread Account Agreement" means the Master Spread Account Agreement dated as of March 1, 1996, as amended by amendments thereto dated May 1, 1996 and

March 1, 1997, among FMARC II, as depositor, the Note Insurer and Harris Trust and Savings Bank, as trustee and collateral agent.

     "Modification Level" shall have the meaning set forth in the Insurance Agreement.

     "Moody's" means Moody's Investors Service, Inc., or its successor.

     "Note" shall have the meaning specified in the Indenture.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.02(c).

     "Note Final Scheduled Distribution Date" means the November 15, 2002 Distribution Date.

     "Note Insurer" means Financial Security Assurance Inc., a monoline insurance company incorporated under the laws of the State of New York, or its successor.

     "Note Insurer Default" means any one of the following events shall have occurred and be continuing:

         (a) the Note Insurer shall have failed to make a required payment when due under the Policy;

         (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

         (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Note Insurer or of all or any material portion of its property.

     "Note Pool Factor" means, with respect to the Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of the Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of the Notes. The

Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of the Notes.

     "Note Rate" means 6.85% per annum.

     "Noteholder" means the Person in whose name a Note is registered in the Note Register.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date after the first Distribution Date, the amount, if any, by which the sum of the Noteholders' Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Note Rate for the related Interest Accrual Period.

     "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date. For all purposes of this Agreement and the Basic Documents, interest with respect to the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Noteholders' Monthly Interest Distributable Amount" means, (i) with respect to the first Distribution Date, interest accrued for the related Interest Accrual Period at the Note Rate on the Outstanding Amount of the Notes on the Closing Date and (ii) with respect to any Distribution Date after the first Distribution Date, interest accrued for the related Interest Accrual Period at the Note Rate on the Outstanding Amount of the Notes on the immediately preceding Distribution Date, after giving effect to all distributions of principal to the Noteholders on or prior to such preceding Distribution Date.

     "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, 100% of the Regular Principal Distribution Amount for such Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the Outstanding Amount of the Notes. In addition, on each Distribution Date, any unpaid portion of the Noteholders' Principal Distributable Amount from one or more prior Distribution Dates shall not constitute part of the Noteholders' Principal Distributable Amount on the current Distribution Date (other than any portion thereof constituting a portion of the Guaranteed Noteholders' Principal Distributable Amount). On the Note Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Notes to zero.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under such Receivable.

     "Obligor's Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period. If, after the Closing Date, an Obligor's scheduled monthly payment obligation under the related Contract is modified (i) as a result of the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) as a result of modifications or extensions of the Contract permitted by Section 4.02, "Obligor's Scheduled Payment" shall refer to the Obligor's scheduled monthly payment obligation as so modified.

     "Officers' Certificate" means a certificate signed by (a) the chairman of the board, any vice president, the controller or any assistant controller and
(b) the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Seller, the Originator, the Sub-servicer or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Originator, the Seller or the Servicer, as applicable, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

     "Originator" means First Merchants and its successors in interest to the extent permitted hereunder.

     "Outstanding Amount" shall have the meaning specified in the Indenture.

     "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

     "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

     "Owner Trustee Fee" means, with respect to any Distribution Date, the fee set forth on Schedule G.

     "Pass-Through Rate" means 12.25% per annum.

     "Paying Agent" shall have the meaning assigned to such term in the Trust Agreement.

     "Payment Determination Date" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

     "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

     "Policy" means the financial guaranty insurance policy issued by the Note Insurer with respect to the Notes, including any endorsements thereto, in the form of Exhibit D.

     "Policy Payments Account" shall have the meaning specified in Section 5.07(b).

     "Pool Balance" means, with respect to each Determination Date, the aggregate Principal Balance of the Receivables (excluding all Purchased Receivables and Liquidated Receivables) as of the close of business on the last day of the related Collection Period, after giving effect to all payments received from Obligors for such Collection Period, and after adjustment for Cram Down Losses for such Collection Period.

     "Pool Factor" means the seven-digit decimal that the Servicer shall compute on each Distribution Date indicating the Pool Balance for such Distribution Date as a fraction of the Initial Pool Balance.

     "Portfolio Performance Test" has the meaning set forth in the Spread Account Agreement.

     "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

     "Principal Balance" means, with respect to any Receivable and Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of (1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the actuarial method (with respect to Precomputed Receivables) or the Simple Interest Method (with respect to Simple Interest Receivables), as applicable, and (2) any Cram Down Losses with respect to such Receivable.

     "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus interest on such amount at the applicable APR to the last day of the month of repurchase.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 or by the Seller or the Originator pursuant to Section 3.03 or purchased by the Originator pursuant to Section 9.01.

     "Rating Agency" means either Moody's or Standard & Poor's or, when used in the plural form, Moody's and Standard and Poor's. If none of Moody's, Standard & Poor's or a successor to either of them remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Owner Trustee, the Indenture Trustee, the Servicer and the Note Insurer.

     "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or Certificates or result in an increased capital charge of the Note Insurer.

     "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

     "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

     "Receivable Files" means the documents specified in Section 3.04(b).

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of June 1, 1997, between First Merchants, as seller, and FMARC II, as purchaser.

     "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

     "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Regular Principal Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the related Collection Period: (i) that portion of all collections on the Receivables allocable to principal, (ii) the aggregate outstanding principal balance of all Receivables that became Liquidated Receivables during such Collection Period, (iii) that portion allocable to principal of the aggregate amount of any Cram Down Losses and (iv) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period; provided, however, that in calculating the Regular Principal Distribution Amount the following will be excluded: (i) all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Regular Principal Distribution Amount in a prior Collection Period and (ii) Recoveries.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.02(c)(iii).

     "Reserve Account Initial Deposit" means an amount equal to $4,470,763.35.

     "Reserve Account Release Amount" means, with respect to any Distribution Date, the excess, if any, of the amount in deposit in the Reserve Account over the Reserve Account Required Amount (after giving effect to distributions made pursuant to clauses (1) through (11) of Section 5.06(b) on such Distribution
Date).

     "Reserve Account Required Amount" means, with respect to any Distribution Date, an amount equal to the greater of (i) 6.50% of the Pool Balance as of the close of business on the last day of the related Collection Period and (ii) the lesser of (x) 1.5% of the Initial Pool Balance and (y) the Certificate Balance.

     "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer or the Sub-servicer, as the case may be.

     "Retail Lockbox Mail Service Agreement" means the Retail Lockbox Mail Service Agreement dated as of June 20, 1997, between LaSalle National Bank and the Sub-servicer, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

     "Rule of 78s Receivable" means any Receivable that provides for the allocation of payments in respect thereof according to the "sum of periodic balances" or "sum of monthly payments" method.

     "Securities" means the Notes and the Certificates.

     "Securityholders" means the Noteholders and/or the Certificateholders.

     "Seller" means FMARC II and its successors in interest to the extent permitted hereunder.

     "Servicer" means LSI, as the servicer of the Receivables, and each successor to LSI (in the same capacity) pursuant to Section 7.03 or 8.03.

     "Servicer Termination Event" means an event specified in Section 8.01.

     "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

     "Servicer Extension Notice" shall have the meaning specified in Section
4.14.

     "Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 4.08.

     "Servicing Transition Agreement" means the Servicing Transition Agreement dated as of June 1, 1997, between the Sub-servicer and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

     "Servicing Transfer Date" means the date the transfer of servicing from the Sub-servicer to the Servicer is completed pursuant to the Servicing Transistion Agreement.

     "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of the Receivable, and allocating the remainder of each such monthly payment to principal.

     "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Spread Account" means the account designated as such, established and maintained pursuant to the Spread Account Agreement.

     "Spread Account Agreement" means the Master Spread Account Agreement dated as of March 1, 1996, among FMARC II, as depositor, the Note Insurer and Harris Trust and Savings Bank, as trustee and collateral agent, as amended by Amendments to the Master Spread Account Agreement, dated as of June 1, 1996 and as of March 1, 1997, and as supplemented by the Series 1997-2 Supplement to the Master Spread Account Agreement, dated as of June 1, 1997, among FMARC II, the
Note Insurer, the Owner Trustee and Harris Trust and Savings Bank, as the same may be supplemented or amended from time to time.

     "Spread Account Required Amount" has the meaning assigned to such term in the Spread Account Agreement.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor.

     "State" means any one of the 50 states of the United States of America or the District of Columbia.

     "Sub-Servicer" means First Merchants, as the sub-servicer of the Receivables, and each successor to First Merchants (in the same capacity) pursuant to Section 7.05.

     "Sub-servicing Agreement" means the Servicing Transfer Agreement dated as of June 1, 1997 between the Servicer and the Sub-servicer.

     "Title Package" means (i) a fully executed Lien Certificate noting the lien of the Originator on the Financed Vehicle or (ii) evidence that documentation has been submitted to the appropriate state motor vehicle authority to obtain a Lien Certificate noting the lien of the Originator on the Financed Vehicle, as applicable.

     "Total Distribution Amount" means, for each Distribution Date, the sum of
(i) the applicable Interest Distribution Amount, (ii) the applicable Regular Principal Distribution Amount (other than the portion thereof attributable to Realized Losses or Cram Down Losses) and (iii) the portion of Recoveries allocable to principal with respect to the related Collection Period.

     "Trust" means the Issuer.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit and all proceeds of the foregoing.

     "Trust Accounts" has the meaning assigned thereto in Section 5.02(c)(iii).

     "Trust Agreement" means the Amended and Restated Trust Agreement dated as of June 1, 1997, between the Seller, as depositor, and the Owner Trustee.

     "Trust Officer" means, in the case of the Indenture Trustee or the Backup Servicer, any Officer within the Corporate Trust Office of the Indenture Trustee, including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

     "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

     SECTION 1.02. Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture or, if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.



                                   ARTICLE II

                           Conveyance of Receivables

     SECTION 2.01. Conveyance of Receivables. In consideration of the Issuer's delivery to or upon the order of the Seller of $63,158,977.25, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Seller set forth herein), all right, title and interest of the Seller in and to:

         (i) the Receivables and all moneys received thereon on or after the Cutoff Date (including, without limitation, such moneys received thereon that are deposited from time to time in the Initial Lockbox Account, the Local Collection Account and the Lockbox Account);

         (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

         (iii) any Liquidation Proceeds, Recoveries and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy;

         (iv) all rights of the Seller against Dealers, Magna and any intervening assignor with respect to the Receivables under the Dealer Agreements and Dealer assignments;

         (v) any property that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller or First Merchants;

         (vi) all documents and other items contained in the Receivable Files and the Legal Files;

         (vii) all of the Seller's rights (but not its obligations) under the Receivables Purchase Agreement;

         (viii) all funds on deposit from time to time in the Trust Accounts (including without limitation any Reserve Account Initial Deposit) and the Certificate Distribution Account and all investments and proceeds thereof (including all income thereon); and

         (ix) the proceeds of any and all of the foregoing.


                                  ARTICLE III

                                The Receivables

     SECTION 3.01.  Representations and Warranties of First Merchants.
(a) First Merchants has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Seller to the Issuer of the Seller's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer. Pursuant to Section 2.01 of this Agreement, the Seller has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of First Merchants therein as set forth in Exhibit A, upon which the Issuer relies in accepting the Receivables and delivering the Securities and the Note Insurer relies in issuing the Policy, together with all rights of the Seller with respect to any breach thereof, including the right to require First Merchants to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the delivery of the Receivable Files and the Legal Files to the Issuer or any custodian.

     (b) First Merchants hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause First Merchants to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against First Merchants as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Seller.

     SECTION 3.02. Representations and Warranties of the Seller. The Seller makes the following representations and warranties as to the Receivables on which the Issuer relies in accepting the Receivables and delivering the Securities and the Note Insurer relies in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Title. It is the intention of the Seller that (i) the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Issuer, conveying good title thereto, free and clear of any Liens or rights of other Persons and (ii) the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event, however, that such transfer is deemed not to be a sale but to be of a mere security interest to secure a borrowing, the Seller shall be deemed to have hereby granted to the Issuer a perfected first priority security interest in all such assets, and this Agreement shall constitute a security agreement under applicable law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each such Receivable, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

     (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables have been made.

     SECTION 3.03. Repurchase upon Breach. The Seller, the Servicer and the Sub-Servicer shall inform the other parties to this Agreement and the Note Insurer promptly, in writing, upon the discovery of any breach of First Merchants' representations and warranties made pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or of the Seller's representations and warranties made pursuant to Section 3.02 above. Unless any such breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof by or to the Seller, the Servicer or the Sub-Servicer, the Seller shall be obligated and, if necessary, the Seller or the Issuer shall enforce the obligation of First Merchants under the Receivables Purchase Agreement, to repurchase as of such last day any Receivable materially and adversely affected by any such breach.
In consideration of the repurchase of any such Receivable, the Seller shall remit the Purchase Amount to the Collection Account, in the manner specified in
Section 5.04 (and the Seller shall promptly notify the Servicer in writing of the date and amount of such remittance); provided, however, that the obligation of the Seller to repurchase any Receivable arising solely as a result of a breach of First Merchants' representations and warranties under Section 3.02 of the Receivables Purchase Agreement is subject to the receipt by the Seller of the Purchase Amount from First Merchants. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Sections 3.01 and 3.02 and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein, or to enforce First Merchants' obligation to the Seller to repurchase such Receivables pursuant to the Receivables Purchase Agreement.

     SECTION 3.04. Custody of Receivable Files and Legal Files. (a)(i) The Issuer hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment, to act for the benefit of the Issuer, the Indenture Trustee and the Note Insurer as custodian of the Legal Files with respect to each Receivable. The Custodian shall maintain such accurate and complete accounts, records and computer systems pertaining to each Legal File as shall enable the Custodian to comply with this Agreement. In performing its duties, as Custodian, the Custodian shall act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to the legal files relating to all comparable automotive receivables that the Custodian maintains for itself or others. The Custodian shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Legal Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy such failure.

         (ii) On or prior to the Closing Date, the Issuer shall transfer and deliver to the Custodian or its agent and bailee (as that term is used in Section 9-305 of the UCC) the Legal Files with respect to each Receivable.

         (iii) From time to time, the Originator, the Servicer or the Sub-servicer may submit additional documents for one or more of the Legal Files in custody of the Custodian, attached to a document transmittal log. Upon receipt of these additional documents, the Custodian shall update the appropriate Legal File to reflect the receipt of (a) supplementation or replacement of any of the documents in the Legal File and (b) the delivery of additional documents, assignments, instruments, agreements, certificates or other writings and additional financing statements.

         (iv) The Custodian shall segregate and maintain continuous custody of all documents constituting the Legal Files received by it in secure and fire resistant facilities in accordance with customary standards for such custody. The Custodian shall hold the Legal Files as bailee, as that term is used in Section 9-305 of the UCC, for the Issuer and the Indenture Trustee pursuant to, and in accordance with, this Agreement. The Custodian shall retain custody of the Legal Files on behalf of the Issuer and the Indenture Trustee until it is directed in writing by the Issuer and the Indenture Trustee to release any or all of such Legal Files.

         (v) The Custodian is hereby authorized, upon receipt of a written request and receipt provided by the Servicer or its designee in the form attached as Exhibit F hereto (a "Request for Release"), to release to the Servicer or its designee, as the case may be, the Legal File or certain documents therefrom specified in the Request for Release. All Documents so released shall, while held by the Servicer or its designee, be held in trust for the benefit of the Issuer and the Indenture Trustee. Unless the Legal File is (x) released because the related Receivable was paid in full, repurchased, refinanced or otherwise liquidated and (y) the Issuer and the Indenture Trustee have consented in writing (in their sole discretion), the Servicer or its designee shall return any documents so released promptly after the need for such Person's possession of such documents no longer exists.

         (vi) The Custodian may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

    (b) To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered by the Issuer to the Indenture Trustee:

         (i) a copy of the fully executed original of each Receivable with a copy of the fully executed assignment from the related Dealer to First Merchants (and any intervening assignments) (together with any agreements modifying such Receivable, including, without limitation, any extension agreement);

         (ii) the original credit application, or a copy thereof, fully executed by each Obligor thereon;

         (iii) a copy of the Lien Certificate or the Title Package or such other documents that the Servicer shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the Financed Vehicle;

         (iv) all other documents listed on Schedule C relating to each Receivable; provided that, with respect to this clause (iv), the Servicer, as custodian of the documents herein identified, shall not be responsible to confirm or verify the completeness or existence in each Receivable File of the documents identified in this clause (iv);

         (v) if the Lien Certificate for any Receivable is not in the Legal File, the documents referred to in clause (ii) of the definition of Title Package herein with respect to such Receivable; and

         (vi) any and all other documents that the Servicer shall keep or file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

     (c) Notwithstanding anything contained herein to the contrary, the Custodian may perform any of its duties hereunder through agents or other custodians.

   SECTION 3.05.  Duties of Servicer as Custodian of Receivable Files.
(a) Safekeeping of Receivable Files. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer, the Indenture Trustee and, to the extent provided herein, the Note Insurer, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

     (b) Maintenance of and Access to Records Relating to Receivable Files. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 30 days prior to any change in location. The Servicer shall make available to the Issuer, the Sub-Servicer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall instruct.

     (c) Release of Documents from Receivable Files.   Upon instruction from the
Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable, and upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee, the Servicer shall be released from any further liability and responsibility under this Section 3.05 with respect to such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's failure to return any Receivable File or any portion thereof in a timely manner.

     SECTION 3.06.  Instructions; Authority to ActSECTION 3.06.  Instructions;
Authority to Act3.06.  Instructions; Authority to Act.   (a) The Servicer shall
be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

     (b) The Custodian shall be deemed to have received proper instructions with respect to the Legal Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

     SECTION 3.07.   Servicer's and Custodian's Indemnification and Liability.
(a) The Servicer, as custodian, shall indemnify the Trust, the Owner
Trustee, the Custodian and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee, as the case may be. Indemnification under this Section 3.07(a) shall survive the resignation or removal of the Servicer (or the resignation or removal hereunder of the indemnified party) or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 3.07(a) and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     (b) Neither the Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages which result from the negligence or willful misconduct of it or them.

     SECTION 3.08.  Effective Period and Termination.  (a) The
Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08(a). If LSI or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of LSI or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Note Insurer, the Issuer, the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee or by Holders (other than the Seller or an affiliate thereof) of Certificates evidencing not less than 25% of the Certificate Balance, in the same manner as the Note Insurer, the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. The Indenture Trustee or with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and without cause, only by written notification to the Servicer pursuant to Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than 10 Business Days after any such termination of appointment), the

Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

    (b) The Custodian's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08(b). The appointment of the Custodian as custodian may be terminated by the Note Insurer or, if the Note Insurer is no longer the Controlling Party, the Indenture Trustee or the Holders of at least 25% of the Outstanding Amount of the Notes, by notice given in writing to the Custodian (and to the Indenture Trustee, the Owner Trustee and the Seller if given by the Note Insurer or such Noteholders) in the same manner as the Note Insurer, the Indenture Trustee or such Securityholders, as the case may be, may terminate the rights and obligations of the Servicer under Section
8.02. The Indenture Trustee or with the consent of the Indenture Trustee, the Owner Trustee may terminate the Custodian's appointment as custodian, with cause, at any time upon written notification to the Custodian. As soon as practicable after any termination of such appointment (but in no event more than 10 Business Days after any such termination of appointment), the Custodian shall deliver the Legal Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.


                                   ARTICLE IV

                  Administration and Servicing of Receivables

     SECTION 4.01. Duties of Servicer. The Servicer, for the benefit of the Issuer, the Indenture Trustee and the Note Insurer, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the procedures employed by institutions that service motor vehicle retail installment sale contracts. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending monthly billing statements to Obligors, reporting any required tax information to Obligors, monitoring the collateral, accounting for collections, furnishing monthly and annual statements to the Owner Trustee, Indenture Trustee and the Note Insurer with respect to distributions, monitoring the compliance by Obligors with the insurance requirements contained in the related Contracts, and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Contracts and the Dealer Agreements. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount due under any Receivable or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits, or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 4.02. Collection and Receivable Payments; Modifications of Receivables. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others and otherwise act with respect to the Receivables in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge, extension fee or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the date during each calendar month when the related Obligor's Scheduled Payment is due or (ii) reamortize the Obligor's Scheduled Payments on the Receivable following a partial prepayment of principal.

     (c) The Servicer may grant payment extensions or other modifications of or amendments with respect to a Receivable (in addition to those modifications permitted by Section 4.02(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable and is otherwise in the best interests of the Trust; provided, however, that:

         (i) the aggregate period of all extensions on a Receivable shall not exceed four months;

         (ii) no extension shall exceed one month;

         (iii) in no event may the final Obligor's Scheduled Payment on a Receivable be extended beyond the last day of the Collection Period relating to the Certificate Final Scheduled Distribution Date;

         (iv) no more than two extensions may be granted with respect to any Receivable in any one-year period; and

         (v) with respect to any Determination Date, the amount of Receivables subject to extension or modification shall not exceed the Modification Level applicable to such Determination Date;

provided, however, that if the Controlling Party waives compliance with this
Section 4.02(c), no breach shall be deemed to have occurred.

     (d) The Servicer shall treat all Rule of 78s Receivables as actuarial Receivables for purposes of the allocation of payments to principal and interest components and balance tracking.

     SECTION 4.03. Realization upon Receivables. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable, but in no event later than the date on which all or any portion of an Obligor's Scheduled Payment has become 91 days delinquent; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers (and/or Magna), the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize on a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from recourse to the related Dealer (and/or Magna); provided that the parties hereto acknowledge that the Servicer may bill expenses monthly as incurred.

     SECTION 4.04. Physical Damage Insurance. The Sub-servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained and maintain physical loss damage insurance covering the Financed Vehicle as of the execution of the Receivable.

     SECTION 4.05.  Maintenance of Security Interests in Financed Vehicles.
(a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Originator, the Seller and the Issuer hereby agree that the designation of First Merchants as the secured party on the certificate of title is in its capacity as agent of the Issuer.

     (b) The Seller, the Owner Trustee, the Indenture Trustee, the Servicer, the Originator and the Backup Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Seller hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, the Controlling Party may at any other time instruct the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles in the name of the Trust; provided, however, that if the Controlling Party requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer, the Seller, the Originator or any other entity incurred in connection with any such action shall be reimbursed to the Servicer, the Seller, the Originator or such other party by the Controlling Party.

     SECTION 4.06. Covenants of Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (on which covenants the Issuer, the Indenture

Trustee, the Custodian and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities and on which the Note Insurer relies in issuing the Policy):

     (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

     (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the Receivables;

     (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02 (provided that no breach of this covenant shall be deemed to have occurred unless and until the remedy provided in Section 4.07, after demand therefor, has not been complied with); and

     (d) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien in favor of the Trust and the restrictions on transferability imposed by this Agreement or (B) sign or file any UCC financing statements in any jurisdiction that names First Merchants, the Servicer or the Seller as a debtor, and any Person other than the Seller or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement with respect to the Receivables.

     SECTION 4.07. Purchase of Receivables upon BreachSECTION 4.07. Purchase of Receivables upon Breach4.07. Purchase of Receivables upon Breach. Upon discovery by any of the Servicer, the Seller, the Owner Trustee, the Indenture Trustee, the Originator or the Backup Servicer of a breach of any of the covenants set forth in Sections 4.02(c), 4.05(a) or 4.06 (which breach has not been waived by the Controlling Party), the party discovering such breach shall give prompt written notice to the other parties and the Note Insurer; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 4.07; provided further that, with respect to the Owner Trustee, the Indenture Trustee and the Backup Servicer, "discovery" shall mean actual knowledge by a Trust Officer. On or before the last day of the first Collection Period following its discovery or receipt of notice of any breach of any covenant set forth in Sections 4.02(c), 4.05(a) or
4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders, the Noteholders or the Note Insurer in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account in the manner specified in Section
5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders.

     SECTION 4.08. Servicing Fee. The Servicing Fee payable to the Servicer on each Distribution Date shall equal the sum of (a) the product of (i) one-twelfth, (ii) 2.75% and (iii) the Pool Balance as of the first day of the related Collection Period, (b) any unreimbursed expenses reimbursable pursuant to this Agreement and (c) any Deficiency Fee earned during the related Collection Period. The Servicing Fee shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer also shall be entitled to all late fees and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables, but not including (x) extension fees and
(y) amounts described in clause (g) of the definition of Interest Distribution Amount herein.

     Except for the expenses reimbursable pursuant to this Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and Indenture Trustee).

     SECTION 4.09. Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Paying Agent, the Indenture Trustee, the Originator, the Seller, the Backup Servicer and the Note Insurer and with a copy to the Rating Agencies and GCM (at the address indicated in the definition of GCM herein), a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Section
5.06 for the related Collection Period; provided that the Servicer shall deliver a Servicer's Certificate to the Note Insurer (with a copy to the Owner Trustee, the Paying Agent, the Indenture Trustee, the Originator, the Sub-servicer, the Backup Servicer and the Seller) at any time upon the prior written request of the Note Insurer. Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

     SECTION 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Originator, the Seller, the
Note Insurer and each Rating Agency, within 120 days after the end of the Servicer's fiscal year (with the first such certificate being delivered no later than April 30, 1998), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period as shall have elapsed from the Closing Date to the end of the first such fiscal year) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer or the Seller shall deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer the Originator, the Note Insurer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time or both would become a Servicer Termination Event under Section 8.01.

     SECTION 4.11. Annual Independent Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee, the Originator, the Backup Servicer, the Seller, the Note Insurer and each Rating Agency, within 120 days after the end of each fiscal year (with the first such report being delivered no later than April 30, 1998), a report addressed to the Board of Directors of the Servicer, the Owner Trustee, the Indenture Trustee, the Originator, the Backup Servicer and the Note Insurer, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that (1) such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; and (3) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates, including the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Servicer's Certificates were found. In the event such firm requires the Backup Servicer or the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Backup Servicer or the Indenture Trustee, as the case may be, in writing to so agree; it being understood and agreed that (x) the Backup Servicer or the Indenture Trustee, as the case may be, shall notify the Servicer of any such requirement to agree and (y) the Backup Servicer or the Indenture Trustee, as the case may be, shall be entitled to conclusively rely on the written direction of the Servicer with respect thereto. The Backup Servicer and the Indenture Trustee shall be under no obligation or have any liability in respect of the sufficiency, validity or correctness of such procedures.

     SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Sub-servicer, the Backup Servicer, the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing), the Certificateholders and Noteholders reasonable access to the documentation regarding the Receivables. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.13. Monthly Tape. On or before the eighth Business Day, but in no event later than the tenth calendar day, of each month, the Servicer shall deliver or cause to be delivered to the Indenture Trustee, Owner Trustee, the Seller, the Originator, the Sub-servicer and the Backup Servicer a computer tape or a diskette (or any other form of electronic transmission acceptable to the Owner Trustee, the Indenture Trustee, the Seller, the Originator, the Sub-servicer and the Backup Servicer) in a format acceptable to the Indenture Trustee, Owner Trustee, the Seller, the Originator, the Sub-servicer and the Backup Servicer containing the information with respect to the Receivables as of the last day of the preceding Collection Period and necessary for preparation of the Servicer's Certificate for the immediately succeeding Determination Date and to determine the application of payments received on the Receivables as provided herein. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Indenture Trustee, Owner Trustee, the Seller, the Originator, the Sub-servicer and the Backup Servicer) to verify the mathematical accuracy of the Servicer's Certificate delivered by the Servicer, and the Backup Servicer shall certify to the Indenture Trustee and the Owner Trustee that it has verified the mathematical accuracy of the Servicer's Certificate in accordance with this
Section 4.13 and shall notify the Servicer, the Seller, the Originator, the Indenture Trustee, the Sub-servicer and the Owner Trustee of any discrepancies, in each case, on or before the third Business Day following the related Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date.
In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of nationally recognized independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the third Business Day, but in no event later than the fifth calendar day, of the following month, to reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for the next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event, the Servicer shall, if so requested by the Indenture Trustee or the Owner Trustee, deliver to the Backup Servicer within 15 days after demand therefor its records relating to the Receivables and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify or monitor the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

     SECTION 4.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as Servicer under this Agreement for an initial term commencing on the Closing Date and ending on August 31, 1997, which term shall be extendible by the Note Insurer (or the Indenture Trustee for as long as the Notes are outstanding, if there is an existing Note Insurer Default or if the Policy is no longer in effect) for successive quarterly terms ending on each successive November 30, February 28, May 31 and August 31 (or pursuant to revocable written standing instructions delivered from time to time to the Servicer, the Indenture Trustee and the Owner Trustee, for any specified number of terms), until the Notes are paid in full; provided, however, that on the date that the Notes are paid in full, the then current term of the Servicer shall be automatically extended until the Certificates are paid in full. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Note Insurer, the Indenture Trustee or the Owner Trustee, as applicable, to the other parties to this Agreement. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall be bound for the duration of the initial term or the term covered by such Servicer Extension Notice to act as the Servicer, subject to and in accordance with the other provisions of this Agreement. Until such time as a Note Insurer Default shall have occurred and be continuing, the Servicer agrees that if as of the last day of the calendar month preceding the last day of any such servicing term the Servicer shall not have received a Servicer Extension Notice from the Note Insurer, the Servicer shall, within five days thereafter, give written notice of such non-receipt to the Indenture Trustee, the Owner Trustee, the Note Insurer, the Sub-servicer and the Backup Servicer.

     SECTION 4.15. Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

     SECTION 4.16. Duties of the Sub-Servicer. The rights and obligations of the Sub-servicer shall be as set forth in this Agreement and in the Sub-servicing Agreement.


                                   ARTICLE V

                Distributions; Spread Account; Reserve Account;
                Statements to Certificateholders and Noteholders

        SECTION 5.01. Lock-box Account. (a) On or prior to the third Business Day after Servicing Transfer Date, the Servicer shall send revised statements (which statements will indicate (by notation specific to this transaction) that such payments relate to Receivables owned by the Issuer) to each Obligor pursuant to which payments made by such Obligor after the Servicing Transfer Date will be addressed to a lockbox account (the "Lockbox Account") at the Lockbox Bank. All payments and other proceeds of any type and from any source on or with respect to the Receivables that are delivered to the Lockbox Account, or otherwise received by the Originator, the Seller, the Servicer or the Sub-servicer on and after the Cutoff Date, shall be the property of the Issuer.

     SECTION 5.02. Accounts. (a)(i) The Servicer shall deposit directly (without deposit into any intervening account) into the Lockbox Account, no later than the Business Day following receipt thereof, all payments by or on behalf of the Obligors on the Receivables, any Recoveries and any Liquidation Proceeds received by the Servicer after the Closing Date. The Servicer shall cause the Lockbox Bank to remit to the Collection Account no later than the next Business Day after receipt thereof in the Lock-Box Account all payments by or on behalf of the Obligors, all Recoveries and all Liquidation Proceeds.

     (ii) On or prior to the Cutoff Date the Sub-servicer has instructed the Obligors to make payments in respect of the Receivables to a lock-box account (the "Initial Lockbox Account") and may otherwise receive proceeds in respect of the Receivables in one or more local collection accounts (collectively, the "Local Collection Account"). The Sub-servicer shall cause all payments and other proceeds in respect of the Receivables which are deposited in the Initial Lockbox Account or the Local Collection Account on and after the Cutoff Date, to be swept or otherwise deposited into the Collection Account or the Lockbox Account pursuant to the Retail Lockbox Mail Service Agreement (in the case of the Initial Lockbox Account) and the Local Collection Account Processing Agreement (in the case of the Local Collection Account) by the second Business Day after receipt thereof (or in the case of such payments and other proceeds received prior to Closing Date, on the Closing Date). In addition, all payments and other proceeds in respect of the Receivables otherwise received by the Sub-servicer, the Originator or the Seller on or after the Cutoff Date shall be remitted by the Originator, the Seller or the Sub-servicer, as the case may be, no later than the next Business Day after such receipt or deposit (or with respect to any such payment received prior to the Closing Date, on the Closing Date) to the Collection Account or the Lock-Box Account (as directed by the Servicer, or, if not directed by the Servicer, to the Collection Account).

     (b) The Servicer and the Sub-servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer or the Sub-servicer, as the case may be, or the Lockbox Bank to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer or the Sub-servicer, as the case may be, on the related Distribution Date upon certification by the Servicer or the Sub-servicer, as the case may be, of such amounts and the provision of such information to the Indenture Trustee and the Note Insurer as may be necessary in the opinion of the Indenture Trustee and the Note Insurer to verify the accuracy of such certification. In the event that the Note Insurer has not received evidence satisfactory to it of the Servicer's or the Sub-servicer's, as the case may be, entitlement to reimbursement pursuant to this Section 5.02(b), the Note Insurer shall (unless an Insurer Default shall have occurred and be continuing) give the Indenture Trustee timely written notice to such effect, following receipt of which the Indenture Trustee shall not make a distribution to the Servicer or the Sub-servicer, as the case may be, in respect of such amount pursuant to this Section 5.06(b).

     (c) (i) On or prior to the Closing Date, the Servicer shall establish, or cause to be established with the Indenture Trustee, an account in the name of the Indenture Trustee (the "Collection Account"), which shall be maintained as an Eligible Deposit Account and shall bear a designation clearly indicating that the amounts deposited thereto are held for the benefit of the Noteholders and Certificateholders. The Servicer shall cause any amounts deposited to the Lockbox Account on or with respect to the Receivables to be swept into the Collection Account as promptly as possible, but in no event later than the second Business Day following receipt thereof in the Lockbox Account.

         (ii) The Servicer, for the benefit of the Noteholders, shall establish (or cause to be established) an Eligible Deposit Account (the "Note Distribution Account") which shall be maintained in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

         (iii) The Servicer, for the benefit of the Certificateholders (and not for the benefit of the Noteholders or the Note Insurer), shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account" and, together with the Collection Account and the Note Distribution Account, the "Trust Accounts"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         (iv) Funds on deposit in the Collection Account and the Note Distribution Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by or at the direction of the Issuer or, if an Insurance Agreement Event of Default shall have occurred and be continuing, the Note Insurer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders or the Noteholders, as applicable; provided that, on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts (other than the Reserve Account) shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Interest Distribution Amount for the related Distribution Date. Other than as permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         (v) Funds on deposit in the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Seller. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Certificateholders; provided that, on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be deposited into the Reserve Account. Other than as permitted by the Rating Agencies, funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in the Reserve Account on a day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         (vi) The Indenture Trustee shall not be held liable in any way by reason of any insufficiency in the Collection Account, the Note Distribution Account or the Reserve Account resulting from any loss on an Eligible Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible

    Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

         (d) (i) The Indenture Trustee and, to the extent provided herein, the Note Insurer shall possess all right, title and interest in all funds received in the Lockbox Account and all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon). The Lockbox Account and the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders, the Certificateholders or the Noteholders and the Certificateholders, as the case may be. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the new Trust Account.

         (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

              (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.02(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

              (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

              (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

              (D) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

         (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     SECTION 5.03. Application of Collections. All amounts received with respect to the Receivables during each Collection Period shall be applied by the Servicer as follows:


     With respect to each Simple Interest Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method. With respect to each Precomputed Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, first, to the Obligor's Scheduled Payment, with any excess amounts (over and above fees and expenses payable by the Obligor) being applied to future Scheduled Payments of such Obligor.

     SECTION 5.04. Purchase Amounts. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account, on or prior to each Determination Date, the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 4.07.

     SECTION 5.05.  Transfers from the Spread Account and the Reserve
Account. (a) The Indenture Trustee shall determine, no later than 11:00 a.m., New York City time, on each Deficiency Claim Date whether a shortfall exists with respect to the distributions that the Indenture Trustee is required to make on the upcoming Distribution Date pursuant to clauses (1) through (5) of
Section 5.06(b). In the event that the Indenture Trustee determines that such a shortfall exists, the Indenture Trustee shall furnish to the Collateral Agent and the Note Insurer, no later than 12:00 noon, New York City time, on such Deficiency Claim Date, a written notice specifying the amount of the shortfall and directing the Collateral Agent to remit an amount equal to such shortfall (to the extent of funds available to be so distributed pursuant to the Spread Account Agreement) to the Indenture Trustee for deposit in the Collection Account. Upon receipt of any such funds, the Indenture Trustee shall immediately deposit such amounts into the Collection Account for distribution on the Distribution Date pursuant to Section 5.06.

     (b) The Indenture Trustee shall determine on each Payment Determination Date (based on its determination, as provided in Section 5.06(b), of the Total Distribution Amount plus all amounts transferred to the Collection Account from the Spread Account and the Reserve Account (pursuant to Section 5.05(a)), plus any amounts deposited thereto from the Policy Payments Account pursuant to
Section 5.07(b)) (i) whether a shortfall exists with respect to the distributions that the Indenture Trustee is required to make on the upcoming Distribution Date pursuant to clauses (8) and (9) of Section 5.06(b) and (ii) the Certificateholders' Additional Principal Distributable Amount, if any, for the upcoming Distribution Date. In the event that the Indenture Trustee determines that a shortfall exists with respect to the distribution required to be made pursuant to clause (8) of Section 5.06(b) on the upcoming Distribution Date, the Indenture Trustee shall withdraw from the Reserve Account (to the extent of funds available in the Reserve Account), the amount of such shortfall. In the event that the Indenture Trustee determines that a shortfall exists with respect to the distribution required to be made pursuant to clause (9) of Section 5.06(b) on the upcoming Distribution Date, the Indenture Trustee shall withdraw from the Reserve Account (to the extent of funds available in the Reserve Account, after giving effect to the distributions made pursuant to clause (8) of Section 5.06(b)) the amount of such shortfall. In addition, after giving effect to the withdrawals referred to in the preceding two sentences, on each Distribution Date, the Indenture Trustee shall withdraw from the Reserve Account (after giving effect to the distributions made pursuant to clauses (8) and (9) of Section 5.06(b)) an amount equal to the Certificateholders' Additional Principal Distribution Amount, if any, for the upcoming Distribution Date. Each amount withdrawn from the Reserve Account by the Indenture Trustee pursuant to this Section 5.05(b) shall be deposited in the Collection Account by the Indenture Trustee for distribution on the Distribution Date pursuant to clauses (8), (9) and (11) of Section 5.06(b).

     SECTION 5.06. Distributions. (a) On each Payment Determination Date, the Servicer shall calculate all amounts required to be deposited in the Note Distribution Account and the Certificate Distribution Account.

         (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Payment Determination Date pursuant to Section 4.09) to make the following deposits and distributions for receipt or deposit by 11:00 a.m. (New York City time), to the extent of the Total Distribution Amount plus all amounts transferred to the Collection Account from the Spread Account and the Reserve Account, plus any amounts deposited thereto from the Policy Payments Account pursuant to
    Section 5.07(b), to make required payments and distributions on such date pursuant to clauses (1) through (12) below, in the following order and priority:
              (1) to the Servicer from the Interest Distribution Amount, the Servicing Fee (and all unpaid Servicing Fees from prior Collection Periods) and any amounts reimbursed pursuant to Section 5.02(b); shortfalls in amounts due to the Servicer as Servicing Fees on any Distribution Date may be paid using amounts transferred from the Spread Account only to the extent provided in Section 3.03(b) of the Master Spread Account Agreement;

              (2) to the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Custodian, from the Total Distribution Amount remaining after the application of clause (1) above, any accrued and unpaid Owner Trustee Fees, Indenture Trustee Fees, Backup Servicer Fees and Custodian Fees, respectively, due hereunder; shortfalls in any such amounts due to the Owner Trustee, the Indenture Trustee, the Backup Servicer or the Custodian on any Distribution Date may be paid using amounts transferred from the Spread Account only to the extent provided in Section 3.03(b) of the Master Spread Account Agreement;

              (3) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (1) and (2) above, the Noteholders' Interest Distributable Amount and to the extent of any deficiency, first from amounts transferred to the Collection Account from the Spread Account pursuant to Section 5.05 and then from amounts transferred to the Collection Account from the Policy Payments Account pursuant to Section 5.07(b);

              (4) to the Note Distribution Account, from the Total
         Distribution Amount remaining after the application of clauses (1) through (3) above, the Guaranteed Noteholders' Principal Distributable Amount and to the extent of any deficiency, first from amounts transferred to the Collection Account from the Spread Account pursuant to Section 5.05 and then from amounts transferred to the Collection Account from the Policy Payments Account pursuant to Section 5.07(b);

              (5) to the Note Insurer, from the Total Distribution Amount remaining after the application of clauses (1) through (4) above, any amounts due to the Note Insurer under the Insurance Agreement;

              (6) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (1) through (5) above, any unpaid portion of the Noteholders' Principal Distributable Amount;

              (7) to the Spread Account, from the Total Distribution Amount remaining after the application of clauses (1) through (6) above, an amount up to the amount of any deficiency in the Spread Account Required Amount;

              (8) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (1) through (7) above, the Certificateholders' Interest Distributable Amount and, to the extent of any deficiency, from the amount transferred to the Collection Account from the Reserve Account on such Distribution Date pursuant to the second sentence of Section 5.05(b);

              (9) only after the Notes have been paid in full, to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (1) through (8) above, the Certificateholders' Principal Distributable Amount and, to the extent of any deficiency, from the amount transferred to the Collection Account from the Reserve Account on such Distribution Date pursuant to the third sentence of Section 5.05(b);

              (10) to the Reserve Account, the Total Distribution Amount remaining after the application of clauses (1) through (9) above;

              (11) to the Certificate Distribution Account, from the amount transferred to the Collection Account from the Reserve Account on such Distribution Date pursuant to the fourth sentence of Section 5.05(b), the Certificateholders' Additional Principal Distribution Amount; and

                (12) only after the Certificates have been paid in full, to the Collateral Agent, the sum of (x) the portion, if any, of the Total Distribution Amount remaining after the application of clauses (1) through (11) above and (y) any amounts remaining on deposit in the Collection Account, the Reserve Account, the Spread Account, the Certificate Distribution Account and the Note Distribution Account, in each case to pay the Credit Enhancement Fee to the Seller pursuant to the terms and subject to the conditions set forth in the Spread Account Agreement.

Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account and the Reserve Account hereunder until the Certificate Balance is reduced to zero.

     SECTION 5.07. Claims Upon the Policy; Policy Payments Account. (a) If on the third Business Day prior to a Distribution Date, the Total
Distribution Amount on deposit or to be deposited in the Collection Account for the related Collection Period (after giving effect to all transfers thereto of any amounts from the Spread Account and to the payment of all amounts required to be paid pursuant to clauses (1) and (2) of Section 5.06(b)) is insufficient to pay the Guaranteed Payment on the related Distribution Date, then the Indenture Trustee shall give notice to the Note Insurer by telephone or telecopy of the amount of such deficiency. Such notice shall be confirmed in writing by the Indenture Trustee in the form set forth as Exhibit A to the Endorsement of the Policy, to the Note Insurer and the Fiscal Agent, if any, at or before 12:00 noon, New York City time, on the second Business Day prior to such Distribution Date. Following receipt by the Note Insurer of such notice in such form, the Note Insurer or the Fiscal Agent will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon, New York City time, on the second Business Day following such receipt and (ii) 12:00 noon, New York City time, on the Distribution Date to which such deficiency relates, as provided in the Endorsement to the Policy.

     (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Noteholders (the "Policy Payments Account").
The Indenture Trustee shall have exclusive control over the Policy Payments Account and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only to pay to Noteholders the Guaranteed Payment for which a claim has been made, and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Backup Servicer, the Custodian, the Indenture Trustee or the Owner Trustee. Amounts paid under the Policy shall be transferred to the Collection Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Noteholders in accordance with Section 5.06. It shall not be necessary for any payments under the Policy to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Payment from other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Note Register and in the statement to be furnished to Noteholders pursuant to Section 5.11. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

     On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Indenture Trustee as a result of any claim under the Policy, to the extent required to make the Guaranteed Payment on such Distribution Date, shall be withdrawn from the Policy Payments Account and deposited in the Collection Account and applied by the Indenture Trustee, together with the other funds to be distributed from the Collection Account pursuant to Section 5.06, directly to the payment in full of the Guaranteed Payment due with respect to the Notes. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Note Insurer, pursuant to the instructions of the
Note Insurer, by the end of such Business Day.

     (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Notes from moneys received under the Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee at the expense of the Note Insurer.

     SECTION 5.08. Notices to the Note Insurer. All notices, statements, reports, notes, or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders at any time when the Note Insurer is the Controlling Party shall also be sent to the Note Insurer.

     SECTION 5.09. Rights in Respect of Insolvency Proceedings. (a) In the event that the Indenture Trustee has received a certified copy of a final, nonappealable order of the appropriate court that any Guaranteed Payment has been voided in whole or in part as a preference payment under applicable bankruptcy or insolvency law, the Indenture Trustee shall (i) deliver to the
Note Insurer a certified copy of such court order, an irrevocable assignment to the Note Insurer of the Noteholders' rights with respect to any such recovered payment and an instrument appointing the Note Insurer as agent of the Noteholders with respect to any such recovered payments and (ii) notify the Noteholders by mail that, in the event that any Guaranteed Payment distributed to a Noteholder is so recovered, such Noteholder will be entitled to payment of such recovered amounts pursuant to the Policy.

     (b) The Indenture Trustee shall promptly notify the Note Insurer of either of the following as to which an applicable Trust Officer has actual knowledge: (i) the commencement of any proceeding by or against the Seller or the Issuer commenced under the United States Bankruptcy Code or any other applicable United States federal or state bankruptcy, insolvency, receivership, rehabilitation, or similar law (an "Insolvency Proceeding") or (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of or interest on the Notes. Each Noteholder, by its purchase of a Note, and the Indenture Trustee hereby agree that, so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Note Insurer and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth in Section 5.10, the Note Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and such Noteholder in the conduct of any Insolvency Proceeding, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

     (c) The Indenture Trustee shall furnish to the Note Insurer its records evidencing the distributions of principal of and interest on the Notes that have been made by the Indenture Trustee and subsequently recovered from Noteholders and the dates on which such payments were made.

     SECTION 5.10.  Effect of Payments by the Note Insurer; Subrogation.
(a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Notes that is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Notes by the Issuer and shall not discharge the Trust assets in respect of such distribution. The Indenture Trustee acknowledges that, without the need for any further action on the part of the Note Insurer, the Indenture Trustee or the Note Registrar, (i) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders, the Note Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from distributions of the assets of the Trust and will be deemed to the extent of the payments so made to be a Noteholder and (ii) the Note Insurer shall be paid principal and interest in its capacity as a Noteholder until all such payments by the Note Insurer have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Noteholders have received all Guaranteed Payments due to them under this Agreement.

     (b) Without limiting the rights or interests of the Noteholders as otherwise set forth herein and subject to Article X, so long as no Note Insurer Default exists, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests under this Agreement, including, upon the occurrence and continuance of a Servicer Termination Event, a request to take any one or more of the following actions:

         (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Agreement, enforce any judgment obtained and collect moneys adjudged due; and

         (ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Note Insurer hereunder.

     SECTION 5.11.  Statements to Securityholders.  On each Distribution
Date, the Indenture Trustee shall provide to each Noteholder of record as of the most recent Record Date a statement (which statement shall also be provided by the Indenture Trustee to the Seller, each Rating Agency, GCM (at the address indicated in the definition of GCM herein) the Note Insurer and the Owner Trustee (for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date)) prepared by the Indenture Trustee (based on information in the Servicer's Certificate for the related Collection Period) substantially in the form of Exhibit B, setting forth at least the following information as to the Securities to the extent applicable:


         (i) the amount of such distribution allocable to principal allocable to the Notes;

         (ii) the amount of such distribution allocable to interest allocable to the Notes;

         (iii) the amount of such distribution allocable to principal of the Certificates;

         (iv) the amount of such distribution allocable to interest on or with respect to the Certificates;

         (v) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

         (vi) the Outstanding Amount of the Notes, the Note Pool Factor, after giving effect to payments allocated to principal reported under clause (i) above;

         (vii) the Certificate Balance and the Certificate Pool Factor, after giving effect to all payments reported under clause (iii) above on such date;

         (viii) the amount, if any, of the distribution payable pursuant to claims under the Policy;

         (ix) the amount of the Servicing Fee, the Owner Trustee Fee, the Indenture Trustee Fee, the Backup Servicer Fee and the Custodian Fee paid from monies on deposit in the Collection Account including, with respect to expenses constituting a part thereof, such detail as the Seller, the Note Insurer, the Indenture Trustee and/or the Owner Trustee may request;

         (x) the amount of any deposit to the Spread Account (including, without limitation, amounts attributable to investment earnings in respect thereof) and the amount and application of any funds withdrawn from Spread Account;

         (xi) the amount of any deposit to the Reserve Account (including, without limitation, amounts attributable to investment earnings in respect thereof) and the amount and application of funds withdrawn from the Reserve Account;

         (xii) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period (and the aggregate outstanding principal balance of such Receivables at the start of such Collection Period);

         (xiii) the amounts of the aggregate Realized Losses and Cram Down Losses, if any, separately identified, for the related Collection Period;

         (xiv) the aggregate principal balance of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent;

         (xv) the amount of Recoveries collected during the related Collection Period and identification of the portion interest allocable to principal in respect of the Receivables and the portion thereof allocable to the interest in respect of the Receivables;

         (xvi) the Noteholders' Interest Carryover Shortfall, the
    Certificateholders' Interest Carryover Shortfall and the
    Certificateholders' Principal Carryover Shortfall, if any, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

         (xvii) the aggregate Purchase Amounts for Receivables, if any, that were purchased during or with respect to such Collection Period;

         (xviii) the Total Distribution Amount for such Distribution Date; and

         (xix) the cumulative default rate in respect of all Receivables as of the last day of the related Collection Period, the cumulative loss rate in respect of all Receivables as of the last day of the related Collection Period, and the aggregate number of extensions and deferrals in respect of all Receivables as of the last day of the related Collection Period.

     Each amount set forth on the Distribution Date statement under clauses
(i), (ii), (iii), (vi), (ix), (x), (xi) and (xv) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.


                                   ARTICLE VI


                                   The Seller

     SECTION 6.01. Representations of Seller. The Seller makes the following representations on which the Issuer relies in accepting the Receivables and delivering the

Securities and the Note Insurer relies in issuing the Policy.   The
representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Seller's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

         (c) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Seller shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Seller is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

        (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties: (1) asserting the invalidity of this Agreement or any other Basic Document; (2) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (3) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (4) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

         (g) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

     SECTION 6.02. Corporate Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

     SECTION 6.03. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement (which shall not include distributions on account of the Notes or Certificates).


     SECTION 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Seller. The Seller shall not merge or consolidate with any other Person or permit any other Person to become the successor to the Seller's business without the prior written consent of the Note Insurer. Any such successor Person shall execute an agreement of assumption of every obligation of the Seller under this Agreement and the other Basic Documents and, whether or not such assumption agreement is executed, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Indenture Trustee, the Note Insurer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Seller shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Seller's business unless
(x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (z) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee and the
Note Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of the filings or (B) no such action is necessary to preserve and protect such interest.

     SECTION 6.05. Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.06. Seller May Own Securities. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document.


                                  ARTICLE VII


                                  The Servicer

     SECTION 7.01. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and the Note Insurer relies in issuing the Policy. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

         (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action;

         (d) Binding Obligation. This Agreement and the Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument other than this Agreement and the Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

     SECTION 7.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

         (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Custodian, the Seller, the Sub-servicer, the Note Insurer, the Backup Servicer, their respective officers, directors, employees and agents, and the Securityholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership, repair or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Custodian, the Seller, the Sub-servicer, the Note Insurer, the Backup Servicer, their respective officers, directors, agents and employees, and the Securityholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Securities), and costs and expenses in defending against the same.

        (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Custodian, the Seller, the Sub-servicer, the Note Insurer, the Backup Servicer, their respective officers, directors, employees and agents, and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     For purposes of this Section, in the event of the termination of the rights and obligations of LSI (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

     Indemnification under this Section shall survive the resignation or removal of LSI as Servicer, the resignation or removal of any indemnified party or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     SECTION 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease, or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement and shall be reasonably acceptable to the Controlling Party. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.03(a) to the Owner Trustee, the Indenture Trustee, the Certificateholders, the Note Insurer, the Seller and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.03(a) and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and,
(iii) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Note Insurer an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

     (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer or (iv) succeeding to the business of the Backup Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement.

     (c) Any person (i) into which the Custodian may be merged or consolidated,
(ii) resulting from any merger or consolidation to which the Custodian shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Custodian or

(iv) succeeding to the business of the Custodian, which Person shall execute an agreement of assumption to perform every obligation of the Custodian under this Agreement, shall be the successor to the Custodian under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement.

     SECTION 7.04. Limitation on Liability of Servicer, Backup Servicer and Others. (a) None of the Servicer, the Sub-Servicer, the Backup Servicer, the Custodian or any of their respective directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the Sub-Servicer, the Backup Servicer, the Custodian or any such person, as the case may be, against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer, the Sub-Servicer, the Backup Servicer, the Custodian and any director, officer, employee or agent of the Servicer, the Sub-Servicer, Backup Servicer or the Custodian may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Owner Trustee, the Indenture Trustee, the Seller and the Note Insurer and the Securityholders shall look only to the Servicer to perform such obligations. The Backup Servicer, the Owner Trustee, the Custodian and the Indenture Trustee shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer or the Controlling Party, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.

     (c) The parties expressly acknowledge and consent to Harris Trust and Savings Bank simultaneously acting in the capacity of Backup Servicer or successor Servicer and Indenture Trustee and as collateral agent under the Spread Account Agreement. Harris Trust and Savings Bank may, in such capacities, discharge its separate functions fully, without hinderance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Harris Trust and Savings Bank of express duties set forth in this Agreement in any of such capacities.

     SECTION 7.05. Appointment of Sub-servicer. The Servicer may at any time, with the Note Insurer's consent, appoint a subservicer (which shall initially be the Sub-servicer) to perform all or any portion of its obligations as Servicer hereunder; provided, however, that 10 days' prior notice of such appointment (other than the appointment of the Sub-servicer) shall have been given to the Rating Agencies and each Rating Agency shall have notified the Servicer, the Backup Servicer, the Owner Trustee and the Indenture Trustee in writing that such appointment will not result in a reduction or withdrawal of the then current ratings of the Notes or the Certificates or result in an increased capital charge to the Note Insurer; and, provided, further, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee, the Note Insurer and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer (including without limitation the Sub-servicer) shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer, the Backup Servicer, the Note Insurer or the Securityholders shall have any responsibility therefor.

     SECTION 7.06.  Servicer and Backup Servicer Not to Resign.  (a)
Subject to the provisions of Section 7.03(a), the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

     (b) Subject to the provisions of Section 7.03(b), the Backup Servicer may resign from the obligations and duties imposed on it by this Agreement as Backup Servicer (i) upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law, (ii) if the Backup Servicer resigns or is removed as Indenture Trustee (in which case the Backup Servicer may resign as Backup Servicer subject to the same conditions applicable to the Indenture Trustee pursuant to Section 6.08 of the Indenture), or (iii) with the prior written consent of the Rating Agency and the Controlling Party; provided, that, the Rating Agency Condition shall have been satisfied.

     (c) Notice of any determination that the performance by either the Servicer or the Backup Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee, the Indenture Trustee and the Note Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer or the Backup Servicer, as applicable, to the Owner Trustee, the Indenture Trustee and the Note Insurer concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Backup Servicer or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Backup Servicer.

                                  ARTICLE VIII

                                    Default


     SECTION 8.01. Servicer Termination Events. For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

     (a) any failure by the Servicer to deposit into the Lockbox Account or the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payments of Purchase Amounts) after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

     (b) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee, the Seller and (so long as the Note Insurer is the Controlling Party) the Note Insurer the Servicer's Certificate by the applicable Determination Date, or to observe any covenant or agreement set forth in Section 4.06;

     (c) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Securityholders (determined without regard to the availability of funds under the Policy) or of the Note Insurer (unless the Note Insurer is no longer the Controlling Party) and (ii) continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or the Note Insurer (or, if a Note Insurer Default shall have occurred and be continuing, Noteholders evidencing not less than 25% of the Outstanding Amounts of the Notes);

     (d) the occurrence of an Insolvency Event with respect to the Servicer or the Seller;

     (e) so long as the Note Insurer is the Controlling Party, any failure by the Note Insurer to have delivered a Servicer Extension Notice pursuant to
Section 4.14; provided that no such Servicer Extension Notice shall be required from and after the date on which the Notes have been paid in full and all amounts owed to the Note Insurer under the Insurance Agreement have been paid in full; or

     (f) so long as the Note Insurer is the Controlling Party, an Insurance Agreement Event of Default shall have occurred and be continuing.

     SECTION 8.02. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Note Insurer or, if the Note Insurer is no longer the Controlling Party, the Indenture Trustee or the Holders of at least 25% of the Outstanding Amount of the Notes, by notice given in writing to the Servicer (and to the

Indenture Trustee, the Owner Trustee and the Seller if given by the Note Insurer or such Noteholders), may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the Servicer pursuant to Section 4.14, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Controlling Party); provided, however, that the successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files and other records relating to the Receivables and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables.

     SECTION 8.03. Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02, upon non-extension of the servicing term as referred to in Section 4.14, or upon the resignation of the Servicer pursuant to Section 7.06, the Backup Servicer (unless the Note Insurer shall have exercised its option pursuant to Section 8.03(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities, and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Seller, the Owner Trustee, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to term-to-term servicing as referred to in Section 4.14 and to termination under Section 8.02 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

     (b) The Controlling Party may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Seller, the Person then serving as Backup Servicer, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, and the Note Insurer is no longer the Controlling Party, the Backup Servicer, the Indenture Trustee or the Holders of at least 25% of the Outstanding Amount of the Notes may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 7.06, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 8.02, the resignation of the Servicer pursuant to Section 7.06 or the non-extension of the servicing term of the Servicer pursuant to Section 4.14. If upon the termination of the Servicer pursuant to Section 8.02 or the resignation of the Servicer pursuant to Section 7.06, the Controlling Party appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c) Upon appointment, the successor Servicer (including the Backup Servicer acting as successor Servicer) shall (i) be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement and (ii) become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

     SECTION 8.04. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

     SECTION 8.05. Waiver of Past Defaults. The Note Insurer or (if the Note Insurer is no longer the Controlling Party) the Holders of a majority of the Outstanding Amount of the Notes or the Holders of Certificates evidencing a majority of the outstanding Certificate Balance (in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist nunc pro tunc from the time of occurrence and shall be deemed not to have occurred, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                  Termination

     SECTION 9.01. Optional Purchase of All Receivables; Optional Redemption on Notes. (a) On each Determination Date as of which the Pool Balance is equal to or less than 10% of the Initial Pool Balance, the Servicer shall have the option to purchase the Receivables (with the consent of the Note Insurer, if a claim has previously been paid under the Policy or if such purchase would result in a claim on the Policy or if such purchase would result in any amount owing and remaining unpaid under this Agreement or the Insurance Agreement to the Note Insurer or any other Person). To exercise such option, the Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchase Amount for the Receivables (including Defaulted Receivables) and shall succeed to all interests in and to the Receivables.

     (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Indenture Trustee and the Note Insurer as soon as practicable after the Servicer has received notice thereof.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes and all amounts owed to the Note Insurer, the Certificateholders will succeed to the rights of the Noteholders hereunder (other than Section 5.09 (b)) and the Indenture Trustee will continue to perform its duties hereunder and under the Basic Documents to the extent such duties relate to the Certificates.


                                   ARTICLE X

                                 Miscellaneous

     SECTION 10.01. Amendment. (a) This Agreement may be amended by the Seller, the Servicer, the Sub-servicer, the Backup Servicer, the Owner Trustee, the Indenture Trustee, the Custodian and the Issuer, with the prior written consent of the Note Insurer (so long as the Note Insurer is the Controlling Party), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     (b) This Agreement may also be amended from time to time by the Seller, the Servicer, the Backup Servicer, the Owner Trustee, the Indenture Trustee, the Custodian and the Issuer, with the prior written consent of the Note Insurer (so long as the Note Insurer is the Controlling Party), the Holders holding not less than a majority of the Outstanding Amount of the Notes and the Holders of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (b) reduce the aforesaid portion of the Outstanding Amount of the Notes or the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Noteholders holding all the outstanding Notes and Certificateholders holding all the outstanding Certificates.

     Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in
Section 10.02(i)(1). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 10.02. Protection of Title to Trust. (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Note Insurer, the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Seller, the Originator or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer and the Sub-servicer shall permit the Indenture Trustee and the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing) and their agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's or the Sub-servicer's, as the case may be, records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee, the
Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing) or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (i) The Originator shall deliver to the Owner Trustee, the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing) and the Indenture Trustee:

         (1) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
    (B) no such action shall be necessary to preserve and protect such interest; and

         (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     SECTION 10.03. Notices. All demands, notices, communications and instructions upon or to the Seller, the Servicer, the Sub-Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to First Merchants Auto Receivables Corporation II, 570 Lake Cook Road, Suite 126B, Deerfield, Illinois 60015, Attention: Norman Smagley; (b) in the case of the Sub-Servicer, to First Merchants Acceptance Corporation, 570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015,
Attention: Norman Smagley; (c) in the case of the Servicer, to LSI Financial Group, 17500 Chenal Parkway, Suite 200, Little Rock, Arkansas 72211, Attention:
Timothy S. Sambrano, (d) in the case of the Backup Servicer, the Custodian or the Indenture Trustee, to Harris Trust and Savings Bank, 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Indenture Trust Administration; (e) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (f) in the case of the Note Insurer, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department; (g) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (h) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. In addition, copies of such notices shall be sent to the Note Insurer pursuant to Section 5.08.


     SECTION 10.04.     Assignment by the Seller or the Servicer.
Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section, as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller, the Sub-servicer or the Servicer.

     SECTION 10.05. Limitations on Rights of Others. The Note Insurer, and its successors and assigns, is an intended third party beneficiary of this Agreement, entitled to rely upon and to directly enforce the provisions hereof as if a party hereto. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuer, the Owner Trustee, the Note Insurer, the Certificateholders, the Indenture Trustee, the Sub-Servicer and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. Any right of the Note Insurer to direct, appoint, approve of, or take any action under this Agreement, shall be exercised by the Note Insurer in its sole and absolute discretion.

     SECTION 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.09. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 10.10. Assignment by Issuer. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 10.11. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the latest to occur of the payment of the Notes and Certificates in full or the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Issuer or the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Seller under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Seller.

     (b) Notwithstanding any prior termination of this Agreement, the Originator shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

     SECTION 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Chase Manhattan Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Harris Trust and Savings Bank, not in its individual capacity but solely as Indenture Trustee and in no event shall Harris Trust and Savings Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     SECTION 10.13.  Originator Payment Obligation.     The Originator shall be
responsible for payment of the Administrator's fees under the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder. In addition, the Originator shall be responsible for the payment of all fees and expenses of the Trust, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license under the Pennsylvania Motor Vehicle Sales Finance Act.

     SECTION 10.14. Insurer Default. In the event any right of the Note Insurer hereunder is suspended during the continuation of a Note Insurer Default, unless otherwise specifically provided herein or in the Indenture, such right automatically and forthwith shall be assigned to the Indenture Trustee, and may be exercised by the Indenture Trustee, during the continuation of such Note Insurer Default. Upon the cessation of such Note Insurer Default, any such rights shall revert to the Note Insurer and shall be exercisable solely by the Note Insurer.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                              FIRST MERCHANTS AUTO TRUST 1997-2

                              By: CHASE MANHATTAN BANK DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Trust


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:

                              FIRST MERCHANTS AUTO RECEIVABLES
                                 CORPORATION II, Seller



                              By:
                                  ---------------------------
                                  Name:
                                  Title:

                              FIRST MERCHANTS ACCEPTANCE
                               CORPORATION, Originator and Sub-Servicer



                              By:
                                  ---------------------------
                                  Name:
                                  Title:

                              LSI FINANCIAL GROUP
                              Servicer



                             By:
                                  ---------------------------
                                  Name:
                                  Title:

                        HARRIS TRUST AND SAVINGS BANK,
                         Indenture Trustee, Backup Servicer
                                and Custodian



                        By:
                            ---------------------------
                            Name:
                            Title:

                                                                      SCHEDULE A

                            Schedule of Receivables

                   [To be Delivered to the Trust at Closing]



                                      S-A1

                                                                      SCHEDULE B


                          Location of Receivable Files

                              LSI Financial Group
                              17500 Chenal Parkway
                          Little Rock, Arkansas  72211









                            Location of Legal Files



                         Harris Trust and Savings Bank
                       111 West Monroe Street, Level B-2
                            Chicago, Illinois  60603




                                      S-B1

                                                                      SCHEDULE C


                            Documentation Checklist


1. All documents obtained or created in connection with the credit investigation.

2.   All evidence of borrower verification of the Receivable.

3. All Obligor records including without limitation (i) file copy of Receivable; (ii) copy Dealer assignment (if applicable) and/or intervening assignments to and from Magna (if applicable); (iii) warranty copy; (iv) credit life insurance policy; (v) proof of auto insurance which may include a certificate of insurance, an application form for insurance signed by the Obligor, or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financial Vehicle; (vi) bill of sale; (vii) buyer's guide (as is form); (viii) odometer statement; (ix) title application; (x) contract verification sheet; (xi) participation worksheet; (xii) checklist; (xiii) underwriting worksheet; (xiv) approval;
     (xv) purchase trans printout; (xvi) original application; (xvii) credit investigation; (xviii) credit bureau reports; (xix) check stubs; and (xx) copies of drivers license reference sheets.

4. Original document envelope together with all documents maintained therein.

5. All insurance verification forms and documents relating to insurance follow-ups and all mail received from insurance.

6. Any and all other documents that the Servicer shall keep on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.




                                      S-C1

                                                                      SCHEDULE D


                              Backup Servicer Fee





                                      S-D1

                                                                      SCHEDULE E


                                 Deficiency Fee

     For any Collection Period, the Deficiency Fee shall be one half of the amount of all deficiency balance recoveries (net of the out-of-pocket expenses of the Servicer in connection with obtaining such deficiency balance recoveries) received during such Collection Period in respect of the Receivables.




                                      S-E1

                                                                      SCHEDULE F


                             Indenture Trustee Fee






                                      S-F1

                                                                      SCHEDULE G


                               Owner Trustee Fee





                                      S-G1

                                                                       EXHIBIT A


    Representations and Warranties of First Merchants Acceptance Corporation
            Under Section 3.02 of the Receivables Purchase Agreement


                              See attached pages.

                                                                       EXHIBIT B


First Merchants Acceptance Corporation
First Merchants Auto Trust 1997-2 Distribution Date Statement to Securityholders



Principal Distribution Amount
 Notes:      ($          per $1,000 original principal balance)




Interest Distribution Amount
 Notes:      ($          per $1,000 original principal balance)



Principal Distribution Amount
Principal Per $1,000 Certificate

Interest Distribution Amount
Interest Per $1,000 Certificate

Noteholders' Interest Carryover Shortfall
Certificateholders' Interest Carryover Shortfall
Certificateholders' Principal Carryover Shortfall

Note Balance

Note Pool Factor

Certificate Balance

Certificate Pool Factor

Servicing Fee
Servicing Fee Per $1,000

Owner Trustee Fee
Indenture Trustee Fee
Backup Servicer Fee
Custodian Fee
Deficiency Fee

Pool Balance

Realized Losses

Cram Down Losses

Liquidated Receivables
Purchased Receivables

Purchase Amounts

Distribution Under Policy

Spread Account Balance

Amount Deposited to Spread Account

Principal Balance of Receivables that were delinquent:
     30 to 59 days
     60 to 89 days
     90 days or more

Amount Withdrawn from Spread Account

Reserve Account Balance

Amount Deposited to Reserve Account

Amount withdrawn from Reserve Account

                                                                       EXHIBIT C

                         Form of Servicer's Certificate

First Merchants Acceptance Corporation
Monthly Servicing Report
[Date]

First Merchants Auto Trust 1997-2

$                % Asset Backed Notes
$                % Asset Backed Certificates

Distribution Date:


I.   Original Deal Parameter Inputs
     (A) Initial Pool Balance
     (B) Note Balance
     (C) Initial Certificate Balance
     (D) Note Rate
     (E) Pass-Through Rate
     (F) Servicing Fee Rate
     (G) Trustee Fee
     (H) Note Insurer's Premium
     (I) Original Weighted Average Coupon (WAC)
     (J) Original Weighted Average Remaining Term (WAM)
     (K) Number of Contracts
     (L) Spread Account
         i.  Spread Account Initial Deposit
         ii. Spread Account Required Amount
     (M) Reserve Account
         i.  Reserve Account Initial Deposit
         ii. Reserve Account Required Amount

II.  Inputs from Previous Monthly Servicer Reports
         (Not Applicable for First Monthly Report)
     (A) Current Pool Balance
     (B) Note Balance
     (C) Current Certificate Balance
     (D) Note Pool Factor
     (E) Certificate Pool Factor
     (F) Spread Account Balance
     (G) Weighted Average Coupon of Remaining Portfolio (WAC)
     (H) Weighted Average Remaining Term of Remaining Portfolio (WAM)
     (I) Number of Contracts

III. Inputs from the System
     (A) Simple Interest Loans
         i.  Principal Payments Received
         ii. Interest Payments Received

     (B) Rule of 78s Loans
         i.  Principal Payments Received
         ii. Interest Payments Received
     (C)  Repurchased Receivables
     (D)  Late Fees and Other Charges
     (E) Spread Account Release to Collection Account
     (F) Spread Account Release to Depositor
     (G) Liquidated Contracts
         i.  Gross Principal Balance of Liquidated Receivables
         ii. Net Liquidation Proceeds & Recoveries Received during the Collection Period
     (H) Weighted Average Coupon of Remaining Portfolio (WAC)
     (I) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)
     (J) Remaining Number of Contracts
     (K) Receivable Balance of Vehicles in Repossession During the Collection Period
     (L) Number of Vehicles in Repossession During the Collection Period
     (M) Aggregate Net Losses for Collection Period
     (N) Delinquent Contracts

                                Contracts                Amount
                                ---------                ------
    i.  31-60 Days Delinquent
    ii. 61 Days or More Delinquent




IV.  Inputs Derived from Other Sources
     (A) Collection Account Investment Income
     (B) Spread Account Investment Income


--------------------------
     A. Collections
        (1) Total Principal Payments Received
            (a) Principal Payments on Receivables (includes Partial and Full
                Prepayments)
            (b) Repurchased Receivables
            (c) Cram Down Loss
        (2) Interest Payments Received

     B. Draw on Credit Enhancements
            (1) Withdrawal from Spread Account
            (2) Draw on the Insurance Policy
            (3) Total Draw on Credit Enhancements

    C.      Total Distribution Amount
            (1) Total Distribution Amount
            (2) Interest Distribution Amount
            (3) Regular Principal Distribution Amount

    D.      Liquidated Receivables, Net
            (1) Gross Principal Balance of Liquidated Receivables

            (2) Net Liquidation Proceeds & Recoveries Received during the
                Collection Period
            (3) Liquidated Receivables, Net

    E.   Monthly Distributions
            (1) Noteholders' Principal Distributable Amount
            (2) Certificateholders' Principal Distributable Amount
            (3) Principal Distribution Amount
                (a) Principal Payments on Receivables
                (b) Repurchased Receivables
                (c) Cram Down Loss
            (4) Noteholders' Interest Distributable Amount
            (5) Certificateholders' Interest Distributable Amount
            (6) Required Distributions
                (a) Servicing Fee (Includes late fees collected)
                (b) Fees Paid to the Indenture Trustee and Owner Trustee
                (c) Monthly Note Insurer's Premium
                (d) Deposits into Spread Account

     F. Pool Balances and Portfolio Information


                                        Beginning                   End
                                        of Period                of Period
                                        ---------                ---------
            (1) Total Pool Balance
            (2) Total Pool Factor
            (3) Note Balance
            (4) Certificate Balance
            (5) Remaining
                Overcollateralization
                Amount
            (6) Weighted Average
                Coupon
            (7) Weighted Average
                Remaining Maturity
            (8) Remaining Number
                of Contracts

    G.   Spread Account

            (1) Required Spread Account Balance
            (2) Beginning Balance
            (3) Amount Available for Deposit to the Spread Account
            (4) Withdrawal from Spread Account
            (5) Amount Released to Seller
            (6) Ending Balance

     H. Net Loss and Delinquency Activities
            (1) Net Losses for the Collection Period (including Cram Down)
            (2) Liquidated Receivables for the Collection Period
            (3) Cumulative Net Losses
            (4) Delinquent and Repossessed Receivables

                (a) 60 Days Delinquent (Receivables Balance)
                (b) 60 Days Delinquent (Number of Receivables)
                (c) 61 Days or More (Receivables Balance)
                (d) 91 Days or More (Number of Receivables)
                (e) Receivables Balance of Vehicles in
                    Repossession During the Monthly Period
                (f) Number of Vehicles in Repossession During the
                    Collection Period

    I.   Portfolio Performance Test
         (1)    Delinquency Ratio
                (a) Second Preceding Collection Period
                (b) Preceding Collection Period
                (c) Current Collection Period
                (d) Three Month Average
         (2) Cumulative Default Rate
                (a) All Collection Periods prior to Current Collection Period
                (b) Current Collection Period
                (c) Total Cumulative Rate
         (3) Cumulative Net Loss Rate
                (a) All Collection Periods prior to Current Collection Period
                (b) Current Collection Period
                (c) Total Cumulative Rate
         (4) Delinquency Trigger Indicator
         (5) Default Trigger Indicator
         (6) Loss Trigger Indicator

    J.   Aggregate extensions and deferrals
    K.   (1)  Amount of principal being paid to the Noteholders:
         (2) Per $1,000 original principal amount:
    L.   (1) Amount of principal being paid to the Certificateholders:
         (2) Per $1,000 original principal amount:
    M.   (1) Amount of interest being paid to the Noteholders:
         (2) Per $1,000 original principal amount:
    N.   (1) Amount of interest being paid to Certificateholders:
         (2) Per $1,000 original principal amount:
    O.   Pool Balance at the end of the related Collection Period:
    P.   Outstanding Amount of Notes:
         Note Factor:
    Q.   Outstanding Certificate Balance:
    R.   Certificate Factor:
         (1) Amount of Servicing Fee:
         (2) Per $1,000 original principal amount:
    S.   Aggregate Purchase Amounts for Collection Period:
    T.   Aggregate Amount of Realized Losses for the Collection Period:
    U.   Amount in Spread Account:
    V.   Servicer Reimbursable Expenses
         (1) Repo and Liquidation Fees:
         (2) Bankruptcy Expenses:
         (3) Other Expenses:
         (4) Title Expenses:
         (5) Total:
    W. Schedule of each Receivable that became a Liquidated Receivable [attached hereto]

                                                                       EXHIBIT D



                                 Form of Policy

                                                                       EXHIBIT E



                              Custodian Fee Letter

                                                                       EXHIBIT F







                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

To:  Harris Trust and Savings Bank, as Custodian
     311 West Monroe Street, 12th Floor
     Chicago, IL  60606
     Attention:  Indenture Trust Division


Re:  SALE AND SERVICING AGREEMENT dated as of June 1, 1997 (the "Agreement"), among
                FIRST MERCHANTS AUTO TRUST 1997-2, as Issuer,
         FIRST MERCHANTS AUTO RECEIVABLES CORPORATION II, as Seller,
   FIRST MERCHANTS ACCEPTANCE CORPORATION, as Originator and Sub-servicer,
                      LSI FINANCIAL GROUP, as Servicer,
                                     and
                        HARRIS TRUST AND SAVINGS BANK,
             as Indenture Trustee, Backup Servicer and Custodian


Ladies and Gentlemen:

     In connection with the administration of the Receivables held by you as the Custodian for the Issuer and the Indenture Trustee we request the release, and acknowledge receipt, of the (Legal File/specify documents) for the Receivable described below, for the reason indicated. Terms not otherwise defined herein are used as defined in the above-referenced Agreement.

Obligor's Name, Address & Zip Code:

Receivable Loan Number:

Reason for Requesting Documents (check one or more)

 ----1. Receivable Paid in Full
 ----2. Receivable Repurchased pursuant to the Agreement
 ----3. Receivable Re-financed
 ----4. Receivable otherwise Liquidated
 ----5. Other (explain)

If item 5 above is checked, upon our return of the above document(s) to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

If item 4 [or 5] above is checked, and if all or part of the Legal File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Receivable.


                             ------------------------

                             By
                                ---------------------
                                Name:
                                       --------------
                                Title:
                                       --------------
                                Date:
                                       --------------


DOCUMENTS RETURNED TO THE CUSTODIAN:

HARRIS TRUST AND SAVINGS BANK, as Custodian

By
   ---------------------
     Name:
           --------------
     Title:
           --------------
     Date:
           --------------




                                      F-2